UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1. Report to Stockholders.

2017 Annual Report Period from December 28, 2016 (Commencement of Operations) to September 30, 2017

www.tortoisecredit.com

Tortoise Select Income Bond Fund
2017 Annual Report

Table of Contents

Letter to Shareholders	3

Tortoise Select Income Bond Fund	4

Expense Example	7

Financial Statements	8

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	21

Trustees and Officers	22

Additional Information	23

Sector allocation as of 9/30/2017
	Portfolio	Benchmark*
Treasury	27.5%	37.0%
Agency	0.0%	1.8%
Mortgage-Backed Securities	18.5%	28.2%
Commercial Mortgage-Backed Securities	6.3%	1.8%
Asset-Backed Securities	8.4%	0.5%
Credit	28.0%	30.7%
Bank Loan	0.0%	0.0%
Non-dollar	0.0%	0.0%
High Yield	9.7%	0.0%
Cash/equivalent	1.5%	0.0%

Rating allocation as of 9/30/2017
	Portfolio	Benchmark
AAA	48.1%	71.3%
AA	7.3%	4.1%
A	10.8%	10.7%
BBB	22.9%	13.9%
BB	4.4%	0.0%
B	4.9%	0.0%
Not rated	0.0%	0.0%
Cash/equivalent	1.5%	0.0%

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Bond quality ratings reflect the higher rating issued by either Moody’s or S&P. In instances where Moody’s and S&P do not rate a security, the Fitch rating is used. Should this process result in the selection of a rating issued by an agency other than S&P, the rating is converted to the S&P equivalent. Due to rounding, totals may not equal 100%.

*Bloomberg Barclays U.S. Aggregate Bond Index.

2	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Dear shareholder,

Market overview

During the nine months ended September 30, 2017, that encompassed the fund’s inaugural fiscal year, the global economy experienced a gradual upturn combined with minimal inflationary pressures, optimism over potential U.S. fiscal policy enhancements, improving corporate earnings, a reengaged Federal Reserve and a general global hunt for yield. As a result, performance in higher risk and higher yielding asset classes such as high yield and investment grade corporate bonds, emerging markets bonds and lower rated securitized products drove performance. Further, U.S. interest rates ended the period higher for short maturities and lower for longer maturities, thereby resulting in a flattening of the U.S. Treasury Bond interest rate curve. Uncertainty over economic growth, geopolitical risks, fiscal policy uncertainty and some natural disasters caused modest volatility along the way.

From an economic perspective, the nine-month period began with significant strength in soft data such as business and consumer confidence surveys highlighting continued optimism stemming from potential fiscal and regulatory changes post the election of President Trump. However, initially this optimism failed to translate into strength in hard economic data such as personal consumption and residential investment (housing). As the Trump administration faced several early setbacks, confidence over the extent and timing of fiscal policy enhancements such as tax reform faded midway through the period. Geopolitical risks flared up as North Korean military demonstrations increased and their verbal rhetoric intensified. Against this backdrop, employment in the U.S. continued to show significant improvement over the period, with the unemployment rate ending at 4.2% while several inflation indicators continued to show minimal price pressures. As a result, intermediate and longer maturity interest rates, which began the year at 2.45% for the 10- year U.S. Treasury, fell to a low of 2.04% by early September.

Late in the period, signs of improvement in the U.S. economic hard data percolated with manufacturing new orders, retail sales and auto sales all improving; while the soft data and employment numbers remained strong. Concurrently, geopolitical worries declined while optimism over tax reform improved given some late period political victories for the Trump administration. Despite the stubbornly low inflation indicators, which were viewed as transitory, the Federal Reserve continued its slow pace of policy normalization, raising short-term interest rates twice by a total of 0.50% over the nine-month period. In addition, the Fed outlined its process for a slow reduction in the size of its balance sheet, which commenced in the fourth quarter of 2017. Higher short maturity interest rates, improved U.S. economic and policy optimism, and stubbornly low inflation resulted in a flattened yield curve with interest rates moving higher in short maturities than longer maturities, although the 10-year U.S. Treasury did rebound to 2.34% by the end of the period.

Despite the initial tepid pace of economic recovery in the U.S., the period was generally positive from both a global economic recovery standpoint as well as a corporate earnings standpoint. Much of continental Europe, Asia, and Brazil, to name a few, all turned the corner showing economic improvement although threats of populism remained. On the corporate earnings front, there was improvement seen across most industries as global growth picked up and commodity headwinds subsided. However, credit fundamentals remain stretched with corporate leverage near cyclical highs. As a result of extremely low global developed market yields, foreign demand for U.S. fixed income assets was robust. As such, despite a few intra period risk off speed bumps, performance for bond market sectors were tiered by risk, with high yield and emerging markets as the best performers, and agency mortgage backed securities as the worst.

Outlook and concluding thoughts

Looking forward, we expect both U.S. and global growth to continue to improve, inflation to pick up modestly, the Federal Reserve to continue removing accommodation at a measured pace and U.S. interest rates to continue to drift higher. Further, we do expect some of President Trump’s policy initiatives to be passed into law, however, the timing and extent of such policies may underwhelm. We expect corporate earnings to continue to improve somewhat, credit fundamentals to remain stretched and consumer balance sheets to stay relatively strong. With the credit cycle long in the tooth, valuations for many fixed income sectors approaching 20-year cyclical spread tights and a reengaged Federal Reserve, we advocate a cautiously optimistic stance whereby sector, industry, and name selection are of the utmost importance.

Sincerely,

The Investment Policy & Strategy Committee
Tortoise Credit Strategies

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

(unaudited)

Tortoise Credit Strategies	3

Tortoise Select Income Bond Fund

Basic fund facts

Investment objective: Total return and current income

	Institutional		Investor
Ticker	TBNIX		TBNTX
Net expense ratio(1)	0.50%		0.75%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	3.75%	(3)
Maximum deferred sales load	None		None	(4)

(1)	Tortoise has contractually agreed to limit total operating expenses through 3/31/2018. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $100,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Investment parameters

Under normal circumstances, the fund:

●	will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in fixed income securities

●	may invest up to 35% of total assets in debt securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality

●	may invest up to 20% of total assets in preferred securities

●	may invest up to 30% of total assets in non-U.S. dollar-denominated securities

●	may invest up to 15% of net assets in illiquid securities

Value of $1,000,000 vs. Bloomberg Barclays U.S. Aggregate Bond Index
Since inception on December 28, 2016 (Commencement of Operations) through September 30, 2017

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 28, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and income distributions for a fund and reinvestment of income distributions for the index.

The performance data quoted above represents past performance since inception on December 28, 2016 (Commencement of Operations) through September 30, 2017. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be obtained through the most recent month-end by calling 855-822-3863. Future performance may be lower or higher than the performance stated above.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, Mortgage Backed securities (agency fixed-rate and hybrid adjustable-rate pass-throughs), Asset Backed securities and Commercial Mortgage Backed securities (agency and non-agency). This index cannot be invested in directly.

(unaudited)

4	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Key performance drivers and positioning

The most impactful contributors to performance during the period included the fund’s overweight allocation to high yield bonds and security selection within the investment grade credit allocation. The high yield sector produced very strong performance driven by the global hunt for yield, low default rates, improving corporate earnings and limited new net supply. As a result, the fund’s 10% average allocation to the sector contributed positively to performance. Strong security selection within investment grade credit was attributable to overweighting industries such as energy pipelines, insurance, and paper and packaging as well as issuer selection within energy pipelines, electric utilities, and technology.

The largest detractors from performance during the period were our yield curve positioning as well as the fund’s allocation to cash. Specifically our bulleted curve positioning relative to the index detracted from performance over the period as the yield curve flattened and rates declined for longer maturity treasuries while they increased for shorter maturity treasuries. In addition, the fund’s 2.8% average position in cash detracted from performance as most risk assets appreciated during the period while cash holdings are defensive in nature.

We continue to underweight duration as we believe the combination of better economic growth going forward, central bank monetary tightening, fiscal stimulus, and gradually rising inflation pressures should push rates higher. A small position in Treasury Inflation Protected Securities (TIPS) was added to the fund as we believe they are undervalued and expect gradual inflation pressures to emerge later this year and into 2018.

From a sector positioning perspective, while we are comfortable with the investment grade and high yield corporate bond sectors, we have continued to reduce the fund’s weightings due to aggressive valuations and stretched leverage metrics. The fund remains overweight asset-backed securities due to strong consumer balance sheets and their more defensive nature. The fund remains underweight in mortgage backed securities due to aggressive valuations as well as future technical pressures from the Fed reducing the size of its balance sheet.

Total returns (as of September 30, 2017)

Ticker	Class	Since inception(1)	Gross expense ratio
TBNIX	Institutional	3.80%	1.57%
TBNTX	Investor (excluding load)	3.61%	1.82%
TBNTX	Investor (maximum load)	-0.28%	1.82%
U.S. Aggregate(2)		3.60%	—

(1)	Reflects period from fund inception on December 28, 2016 through September 30, 2017.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, Mortgage Backed securities (agency fixed-rate and hybrid adjustable-rate pass-throughs), Asset Backed securities and Commercial Mortgage Backed securities (agency and non-agency). This index cannot be invested in directly.

Note: Performance data shown reflecting the Investor Class (maximum load) reflect a sales charge of 3.75%. Performance data shown “excluding load” do not reflect the deduction of the maximum sales load. If reflected, the load would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-822-3863.

(unaudited)

Tortoise Credit Strategies	5

Tortoise Select Income Bond Fund

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them, are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. Please review the fund prospects for greater discussion of these and other risks associated with the Tortoise Select Income Bond Fund.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Average maturity is the average amount of time until a debt security matures.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax adviser or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

6	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 – September 30, 2017).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(04/01/2017 to
	(04/01/2017)	(09/30/2017)	09/30/2017)
Institutional Class Actual(2)	$1,000.00	$1,024.80	$2.54

Institutional Class
Hypothetical (5% annual	$1,000.00	$1,022.56	$2.54
return before expenses)

Investor Class Actual(2)	$1,000.00	$1,023.60	$3.80

Investor Class Hypothetical
(5% annual return	$1,000.00	$1,021.31	$3.80
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period from April 1, 2017 through September 30, 2017 of 0.50% and 0.75% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the period from April 1, 2017 through September 30, 2017 of 2.48% and 2.36% for the Institutional Class and Investor Class, respectively.

(unaudited)

Tortoise Credit Strategies	7

Schedule of Investments
September 30, 2017

	Principal	Fair
	Amount	Value
Asset Backed Securities — 8.6%(1)

Automotive — 4.0%(1)
AmeriCredit Automobile Receivables Trust
2.410%, 07/08/2022	$20,000	$20,002
Capital Auto Receivables Asset Trust
2.110%, 03/22/2021	15,000	14,998
GM Financial Automobile Leasing Trust
1.970%, 05/20/2020	10,000	9,938
Westlake Automobile Receivables Trust
2.700%, 10/17/2022(2)	10,000	10,049
		54,987
Credit Cards — 0.9%(1)
Capital One Multi-Asset Execution Trust
1.744% (1 Month LIBOR USD + 0.510%),
09/16/2024(3)	7,000	7,064
World Financial Network Credit
Card Master Trust
1.980%, 08/15/2023	5,000	4,960
		12,024
Whole Business — 3.7%(1)
Taco Bell Funding, LLC
3.832%, 05/25/2046(2)	24,750	25,286
TGIF Funding, LLC
6.202%, 04/30/2047(2)	24,875	25,317
		50,603
Total Asset Backed Securities
(Cost $116,474)		117,614

Corporate Bonds — 38.7%(1)

Aerospace and Defense — 0.4%(1)
Hexcel Corp.
3.950%, 02/15/2027	5,000	5,111
Airlines — 0.3%(1)
US Airways
3.950%, 05/15/2027	4,028	4,214
Automotive — 0.9%(1)
Delphi Jersey Holdings PLC
5.000%, 10/01/2025(2)(4)	2,000	2,040
Hyundai Capital America
2.750%, 09/18/2020(2)	10,000	9,989
		12,029
Banks — 6.6%(1)
Bank of America Corp.
2.881%, 04/24/2023	5,000	5,027
Bank of New York Mellon Corp.
2.661%, 05/16/2023	5,000	5,024
Citigroup, Inc.
3.887%, 01/10/2028	10,000	10,278
Goldman Sachs Group, Inc.
3.500%, 11/16/2026	10,000	10,038
JPMorgan Chase & Co.
3.782%, 02/01/2028	10,000	10,303
Morgan Stanley
3.591%, 07/22/2028	10,000	10,050
Regions Financial Corp.
2.750%, 08/14/2022	10,000	9,994
Santander Holdings USA, Inc.
4.400%, 07/13/2027(2)	10,000	10,245
Toronto-Dominion Bank
3.625%, 09/15/2031(4)	10,000	9,974
Wells Fargo & Co.
3.069%, 01/24/2023	10,000	10,177
		91,110
Building Materials & Home Builders — 1.4%(1)
CalAtlantic Group, Inc.
5.875%, 11/15/2024	2,000	2,193
Eagle Materials, Inc.
4.500%, 08/01/2026	10,000	10,475
Mattamy Group Corp.
6.500%, 10/01/2025(2)(4)	2,000	2,060
US Concrete, Inc.
6.375%, 06/01/2024	4,000	4,330
		19,058
Chemicals — 1.1%(1)
Chemours Co.
6.625%, 05/15/2023	5,000	5,344
NewMarket Corp.
4.100%, 12/15/2022	5,000	5,203
Olin Corp.
5.125%, 09/15/2027	3,000	3,142
Tronox Finance PLC
5.750%, 10/01/2025(2)(4)	2,000	2,055
		15,744
Consumer Discretionary — 0.7%(1)
Amazon.com, Inc.
3.150%, 08/22/2027(2)	10,000	10,092
Consumer Products — 0.5%(1)
BAT Capital Corp.
4.390%, 08/15/2037(2)	5,000	5,148
Revlon Consumer Products Corp.
6.250%, 08/01/2024	2,000	1,555
		6,703

See accompanying Notes to Financial Statements.

8	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Schedule of Investments (continued)
September 30, 2017

	Principal	Fair
	Amount	Value
Consumer Staples — 1.7%(1)
Albertsons Companies LLC
5.750%, 03/15/2025	$2,000	$1,770
Anheuser-Busch InBev Finance, Inc.
4.900%, 02/01/2046	5,000	5,670
Flowers Foods, Inc.
3.500%, 10/01/2026	5,000	4,922
Smithfield Foods, Inc.
4.250%, 02/01/2027(2)	10,000	10,357
		22,719
Diversified Financial Services — 1.4%(1)
Ares Capital Corp.
3.500%, 02/10/2023	5,000	4,950
International Lease Finance Corp.
5.875%, 08/15/2022	10,000	11,222
Park Aerospace Holdings Ltd.
5.250%, 08/15/2022(2)(4)	3,000	3,131
		19,303
Energy — 6.0%(1)
Enable Midstream Partners LP
3.900%, 05/15/2024	10,000	10,068
Enbridge Energy Partners LP
7.500%, 04/15/2038	5,000	6,359
EnLink Midstream Partners LP
6.000%, 12/15/2022	2,000	2,004
EQT Corp.
3.900%, 10/01/2027	10,000	10,022
Genesis Energy LP / Genesis Energy
Finance Corp.
6.750%, 08/01/2022	3,000	3,082
Hess Corp.
7.875%, 10/01/2029	5,000	6,081
HollyFrontier Corp.
5.875%, 04/01/2026	5,000	5,451
Kinder Morgan, Inc.
5.625%, 11/15/2023(2)	5,000	5,576
Murphy Oil Corp.
6.875%, 08/15/2024	4,000	4,275
NuStar Logistics LP
5.625%, 04/28/2027	3,000	3,172
Oasis Petroleum, Inc.
6.875%, 01/15/2023	2,000	2,040
Plains All American Pipeline LP /
PAA Finance Corp.
4.500%, 12/15/2026	5,000	5,084
SemGroup Corp / Rose Rock
Finance Corp.
5.625%, 11/15/2023	3,000	2,933
SemGroup Corp.
7.250%, 03/15/2026(2)	2,000	2,020
SM Energy Co.
5.625%, 06/01/2025	3,000	2,865
Southwestern Energy Co.
7.500%, 04/01/2026	3,000	3,124
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
5.500%, 09/15/2024(2)	2,000	2,065
TransCanada Trust
5.300%, 03/15/2077(4)	5,000	5,128
		81,349
Gaming & Lodging — 1.4%(1)
CRC Escrow Issuer LLC / CRC Finco, Inc.
5.250%, 10/15/2025(2)	2,000	2,000
Eldorado Resorts, Inc.
6.000%, 04/01/2025	2,000	2,110
Penn National Gaming, Inc.
5.625%, 01/15/2027(2)	3,000	3,120
Scientific Games International, Inc.
7.000%, 01/01/2022(2)	2,000	2,128
Wyndham Worldwide Corp.
4.500%, 04/01/2027	10,000	10,054
		19,412
Healthcare — 2.8%(1)
Community Health Systems, Inc.
6.250%, 03/31/2023	2,000	1,972
HCA, Inc.
5.375%, 02/01/2025	2,000	2,113
Kaiser Foundation Hospitals
4.150%, 05/01/2047	5,000	5,370
Magellan Health, Inc.
4.400%, 09/22/2024	5,000	4,990
SSM Health Care Corp.
3.823%, 06/01/2027	10,000	10,364
Teva Pharmaceutical Finance
Netherlands III B.V.
3.150%, 10/01/2026(4)	10,000	9,235
THC Escrow Corp III
5.125%, 05/01/2025(2)	2,000	1,978
WellCare Health Plans, Inc.
5.250%, 04/01/2025	2,000	2,110
		38,132
Industrial — 0.4%(1)
Herc Rentals, Inc.
7.500%, 06/01/2022(2)	2,000	2,172
United Rentals North America, Inc.
5.750%, 11/15/2024	3,000	3,195
		5,367

See accompanying Notes to Financial Statements.

Tortoise Credit Strategies	9

Schedule of Investments (continued)
September 30, 2017

	Principal	Fair
	Amount	Value
Insurance — 1.7%(1)
Athene Global Funding
4.000%, 01/25/2022(2)	$5,000	$5,209
Guardian Life Insurance
Company of America
4.875%, 06/19/2064(2)	5,000	5,501
Mercury General Corp.
4.400%, 03/15/2027	5,000	5,153
Transatlantic Holdings, Inc.
8.000%, 11/30/2039	5,000	6,804
		22,667
Manufacturing — 0.7%(1)
Meritor, Inc.
6.250%, 02/15/2024	4,000	4,275
Trinity Industries, Inc.
4.550%, 10/01/2024	5,000	5,061
		9,336
Materials — 0.8%(1)
Freeport-McMoRan, Inc.
3.550%, 03/01/2022	5,000	4,936
Hudbay Minerals, Inc.
7.625%, 01/15/2025(2)(4)	5,000	5,438
		10,374
Media — 1.8%(1)
AMC Networks, Inc.
5.000%, 04/01/2024	3,000	3,105
CSC Holdings LLC
6.750%, 11/15/2021	3,000	3,322
Discovery Communications LLC
5.000%, 09/20/2037	5,000	5,093
Gray Television, Inc.
5.875%, 07/15/2026(2)	2,000	2,065
Sinclair Television Group, Inc.
5.625%, 08/01/2024(2)	2,000	2,058
Sirius XM Radio, Inc.
5.000%, 08/01/2027(2)	3,000	3,075
Time Warner Cable LLC
6.550%, 05/01/2037	5,000	5,890
		24,608
Paper & Packaging — 0.9%(1)
Berry Plastics Corp.
5.125%, 07/15/2023	5,000	5,244
Fibria Overseas Finance Ltd.
5.500%, 01/17/2027(4)	5,000	5,310
Multi-Color Corp.
4.875%, 11/01/2025(2)	2,000	2,027
		12,581
Real Estate — 1.1%(1)
Hudson Pacific Properties LP
3.950%, 11/01/2027	5,000	4,991
Kilroy Realty LP
4.250%, 08/15/2029	5,000	5,144
Physicians Realty LP
4.300%, 03/15/2027	5,000	5,122
		15,257
Technology — 3.4%(1)
Apple, Inc.
3.000%, 02/09/2024	5,000	5,128
Broadcom Corp. / Broadcom
Cayman Finance Ltd.
3.875%, 01/15/2027(2)	5,000	5,160
Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.
5.450%, 06/15/2023(2)	5,000	5,479
First Data Corp.
5.750%, 01/15/2024(2)	5,000	5,250
Microsoft Corp.
3.300%, 02/06/2027	5,000	5,183
The Priceline Group, Inc.
3.550%, 03/15/2028	10,000	10,038
Xerox Corp.
3.625%, 03/15/2023	5,000	4,964
Zayo Group LLC / Zayo Capital, Inc.
6.375%, 05/15/2025	5,000	5,407
		46,609
Telecommunications — 1.8%(1)
AT&T, Inc.
4.900%, 08/14/2037	10,000	10,138
Motorola Solutions, Inc.
5.500%, 09/01/2044	10,000	10,099
Sprint Corp.
7.125%, 06/15/2024	2,000	2,255
T-Mobile USA, Inc.
6.375%, 03/01/2025	2,000	2,158
		24,650
Utilities — 0.9%(1)
AES Corp.
4.875%, 05/15/2023	2,000	2,070
NRG Energy, Inc.
6.250%, 05/01/2024	5,000	5,225
Tri-State Generation & Transmission
Association, Inc.
4.250%, 06/01/2046	5,000	5,028
		12,323
Total Corporate Bonds
(Cost $519,488)		528,748

See accompanying Notes to Financial Statements.

10	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Schedule of Investments (continued)
September 30, 2017

	Principal	Fair
	Amount	Value
Mortgage Backed Securities — 25.4%(1)

Commercial — 6.4%(1)
COMM Mortgage Trust
4.582%, 04/10/2047	$10,000	$10,502
4.456%, 07/17/2047(5)	10,000	10,553
4.243%, 02/10/2049	15,000	15,825
GS Mortgage Securities Trust
5.161%, 11/10/2046	10,000	10,898
JPMBB Commercial Mortgage
Securities Trust
4.711%, 09/17/2047(5)	15,000	15,194
JPMorgan Chase Commercial
Mortgage Securities Trust
4.188%, 01/18/2046(5)	14,000	14,778
Morgan Stanley Bank of America
Merrill Lynch Trust
4.594%, 01/15/2026(5)	10,000	10,489
		88,239
U.S. Government Agency — 19.0%(1)
Federal Home Loan Mortgage Corporation
3.500%, 04/01/2037	5,772	6,012
4.500%, 08/01/2046	39,727	42,601
3.500%, 02/01/2047	40,778	42,104
4.000%, 02/01/2047	17,700	18,651
4.500%, 05/01/2047	18,944	20,318
4.000%, 07/01/2047	15,955	16,812
3.000%, 08/25/2056	13,816	13,992
Federal National Mortgage Association
3.500%, 02/01/2036	8,505	8,873
3.500%, 05/01/2036	34,355	35,778
4.000%, 10/01/2046	51,249	54,015
		259,156
Total Mortgage Backed Securities
(Cost $345,520)		347,395

U.S. Government Securities — 28.2%(1)
U.S. Treasury Bonds
1.193% (3 Month US Treasury Money Market
Yield + 0.140%), 01/31/2019(3)	20,000	20,035
1.250%, 05/31/2019	165,000	164,504
1.375%, 09/15/2020	40,000	39,727
0.125%, 04/15/2022(6)	39,255	39,270
1.875%, 07/31/2022	8,000	7,984
2.000%, 05/31/2024	20,000	19,836
2.250%, 08/15/2027	89,000	88,407
3.000%, 05/15/2047	5,000	5,146
Total U.S. Government Securities
(Cost $386,877)		384,909

Total Investments — 100.9%(1)
(Cost $1,368,359)		1,378,666
Liabilities in Excess of Other Assets, Net — (0.9)%(1)		(11,939)
Total Net Assets — 100.0%(1)		$1,366,727

(1)	Calculated as a percentage of net assets.
(2)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are determined to be liquid by the Adviser. As of September 30, 2017, the value of these investments were $178,090 or 13.0% of total net assets.
(3)	Variable rate security – The rate shown is the rate in effect as of September 30, 2017.
(4)	The Fund had $44,371 or 3.2% of net assets in foreign securities as of September 30, 2017.
(5)	Variable rate security – The coupon is based on an underlying pool of loans.
(6)	U.S. Treasury inflation protected securities (“Tips”). Tips are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

See accompanying Notes to Financial Statements.

Tortoise Credit Strategies	11

Statement of Assets & Liabilities
September 30, 2017

Assets:
Investments, at fair value (cost $1,368,359)	$1,378,666
Cash	43,086
Interest receivable	8,309
Receivable for investment securities sold	3,202
Receivable for capital shares sold	98
Receivable for Adviser expense reimbursement	17,426
Prepaid expenses and other assets	12,462
Total assets	1,463,249
Liabilities:
Payable for investment securities purchased	23,964
Payable to Adviser	507
Payable for fund administration & accounting fees	15,559
Payable for compliance fees	1,628
Payable for custody fees	1,236
Payable for transfer agent fees & expenses	5,035
Payable for professional fees	39,450
Payable for printing and mailing fees	3,544
Payable to trustees	2,399
Distributions payable	2,125
Accrued expenses	661
Accrued distribution fees – investor class	414
Total liabilities	96,522
Net Assets	$1,366,727

Net Assets Consist of:
Capital Stock	$1,347,679
Undistributed Net Investment Income	—
Accumulated net realized gain on investments	8,741
Net unrealized appreciation of investments	10,307
Net Assets	$1,366,727

Institutional
Class
Net Assets	$1,144,772
Shares issued and outstanding(1)	112,573
Net asset value, redemption price and minimum offering price per share	$10.17

Investor
Class
Net Assets	$221,955
Shares issued and outstanding(1)	21,825
Net asset value, redemption price and minimum offering price per share	$10.17
Maximum offering price per share(2)	$10.57

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.75%.

See accompanying Notes to Financial Statements.

12	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Statement of Operations
Period from December 28, 2016(1) to September 30, 2017

Investment Income:
Interest income	$27,848
Expenses:
Fund administration & accounting fees (See Note 5)	60,818
Audit & tax fees	36,948
Registration fees	30,762
Transfer agent fees & expenses (See Note 5)	18,144
Shareholder communication fees	7,804
Compliance fees (See Note 5)	7,240
Trustee fees (See Note 5)	6,498
Custody fees (See Note 5)	5,854
Legal fees	4,498
Advisory fees (See Note 5)	4,014
Other	3,154
Distribution fees — Investor Class (See Note 6)	414
Total expenses before reimbursement	186,148
Less: expense waiver/reimbursement by Adviser	(181,274)
Net expenses	4,874
Net Investment Income	22,974
Realized and Unrealized Gain on Investments
Net realized gain on investments	9,612
Net change in unrealized appreciation of investments	10,307
Net Realized and Unrealized Gain on Investments	19,919
Net Increase in Net Assets Resulting from Operations	$42,893

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

Tortoise Credit Strategies	13

Statement of Changes in Net Assets

Period from
December 28, 2016(1)
to September 30, 2017
Operations
Net investment income	$22,974
Net realized gain on investments	9,612
Net change in unrealized appreciation of investments	10,307
Net increase in net assets resulting from operations	42,893
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	1,126,173
Proceeds from reinvestment of distributions	3,187
Payments for shares redeemed	(13)
Increase in net assets from Institutional Class transactions	1,129,347
Investor Class:
Proceeds from shares sold	218,000
Proceeds from reinvestment of distributions	332
Increase in net assets from Investor Class transactions	218,332
Net increase in net assets resulting from capital share transactions	1,347,679
Distributions to Shareholders
From net investment income
Institutional Class	(19,746)
Investor Class	(4,099)
Total distributions to shareholders	(23,845)
Total Increase in Net Assets	1,366,727
Net Assets
Beginning of period	—
End of period (including undistributed net investment income of $0)	$1,366,727
Transactions in Shares:
Institutional Class:
Shares sold	112,261
Shares issued to holders in reinvestment of dividends	313
Shares redeemed	(1)
Increase in Institutional Class shares outstanding	112,573

Investor Class:
Shares sold	21,792
Shares issued to holders in reinvestment of dividends	33
Increase in Investor Class shares outstanding	21,825
Net increase in shares outstanding	134,398

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

14	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Financial Highlights
Institutional Class

Period from
December 28, 2016(1)
to September 30, 2017
Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.21
Net realized and unrealized gain on investments	0.17
Total from investment operations	0.38
Less distributions from:
Net investment income	(0.21)
Net realized gains	—
Total distributions	(0.21)
Net asset value, end of period	$10.17
Total Return(3)	3.80%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,145
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(4)	20.69%
After expense waiver/reimbursement(4)	0.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver/reimbursement(4)	(17.58)%
After expense waiver/reimbursement(4)	2.61%
Portfolio turnover rate(3)	212%

(1)	Commencement of Operations.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Credit Strategies	15

Financial Highlights (continued)
Investor Class

Period from
December 28, 2016(1)
to September 30, 2017
Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.18
Net realized and unrealized gain on investments	0.18
Total from investment operations	0.36
Less distributions from:
Net investment income	(0.19)
Net realized gains	—
Total distributions	(0.19)
Net asset value, end of period	$10.17
Total Return(3)(4)	3.61%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$222
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(5)	21.32%
After expense waiver/reimbursement(5)	0.75%
Ratio of net investment income (loss) to average net assets:
Before expense waiver/reimbursement(5)	(18.21)%
After expense waiver/reimbursement(5)	2.36%
Portfolio turnover rate(4)	212%

(1)	Commencement of Operations.
(2)	For an Investor Class Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

16	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Notes to Financial Statements
September 30, 2017

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Tortoise Select Income Bond Fund (the “Fund”) is a diversified series of the Trust. The investment objective of the Fund is to achieve a high level of total return with an emphasis on current income.

The Fund seeks to achieve its objective by investing primarily in fixed income securities which may include corporate bonds of issuers in U.S. and foreign securities, mortgage-backed and asset-backed securities, Yankee bonds, bank loans, structured notes, convertible bonds and other convertible securities, and preferred securities. The Trust has evaluated the structure, objective and activities of the Fund and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies. The Fund commenced operations on December 28, 2016. Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Tortoise Credit Strategies, L.L.C. The Fund currently offers two classes of shares: the Institutional Class and the Investor Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Investor Class shares may be subject to a front-end sales charge of up to 3.75%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax impact to the Fund. Therefore, no federal income or excise tax provision is required. As of September 30, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of September 30, 2017, the Fund did not have any unrecognized tax benefits.

Securities Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

Distributions from the Fund’s net investment income are accrued daily and paid monthly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of REIT investments and the deferral of wash sales. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share.

For the period ended September 30, 2017, the following reclassifications were made:

Undistributed Net	Undistributed Net
Investment Income (Loss)	Realized Gain	Paid-in Capital
$ 871	$ (871)	—

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Tortoise Credit Strategies	17

Notes to Financial Statements (continued)

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At September 30, 2017, the Fund did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts. As of September 30, 2017, the Fund did not invest in any cash equivalents.

Regulatory Update — In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates have been incorporated in the Fund’s financial statements and have no impact on each of the Fund’s net assets or results of operations.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.
Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities — Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

18	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Notes to Financial Statements (continued)

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$117,614	$—	$117,614
Corporate Bonds	—	528,748	—	528,748
U.S. Government Securities	—	384,909	—	384,909
Mortgage Backed Securities	—	347,395	—	347,395
Total investments in securities	$—	$1,378,666	$—	$1,378,666

Refer to the Fund’s Schedule of Investments for additional industry information. Transfers between levels are recognized at the end of the reporting period. During the period ended September 30, 2017 the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period.

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of net assets plus the amount of any borrowings for investment purposes in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changing perceptions about the creditworthiness of individual issuers (including governments), counterparty credit risk, prepayment risk or broader changes to the economic environment that may affect future cash flows. Such investments will always be exposed to certain risks that cannot be hedged and the Adviser is not obligated to seek to hedge against any risk, including fluctuations in the value of investments as a result of changes in market, principal, credit, interest rate, counterparty or currency risk or any other developments.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Credit Strategies, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.45% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.50% and 0.75% of the average daily net assets of the Fund’s Institutional Class shares and Investor Class shares respectively. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
9/30/2020	$181,274

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets, 0.06% on the next $250 million and 0.04% of the average daily net assets in excess of $375 million, subject to an annual minimum of $60,000. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended September 30, 2017 are disclosed in the Statement of Operations.

Tortoise Credit Strategies	19

Notes to Financial Statements (continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust was an interested person of the Distributor until resigning from the Distributor’s Board on September 21, 2017.

6. Distribution Costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended September 30, 2017, the Investor Class incurred expenses of $414 pursuant to the Plan.

7. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2017 were as follows:

	Purchases	Sales
U.S. Government Securities	$2,139,500	$1,494,177
Other	1,368,906	652,944

8. Federal Tax Information

As of September 30, 2017, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of investments	$1,368,584
Gross unrealized appreciation	14,365
Gross unrealized depreciation	(4,283)
Net unrealized appreciation	10,082
Undistributed ordinary income	8,966
Undistributed long-term capital gain	—
Total distributable earnings	8,966
Other accumulated gains	—
Total accumulated gains	19,048

The difference between book and tax-basis cost is attributable primarily to wash sales.

During the period ended September 30, 2017, the Fund paid the following distributions to shareholders:

Ordinary Income	$21,720

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2017, Tortoise Investments, LLC, an affiliate of the Adviser, owned 74.4% of the outstanding shares of the Fund.

10. Subsequent Events

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure.

20	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Tortoise Select Income Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tortoise Select Income Bond Fund (one of the portfolios constituting the Managed Portfolio Series (the Fund)) as of September 30, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 28, 2016 (commencement of operations) to September 30, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tortoise Select Income Bond Fund (one of the portfolios constituting the Managed Portfolio Series) at September 30, 2017, the results of its operations, the changes in its net assets and the financial highlights for the period from December 28, 2016 (commencement of operations) to September 30, 2017, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 29, 2017

Tortoise Credit Strategies	21

Trustees and Officers (unaudited) September 30, 2017

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	36	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (21 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	36	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (21 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	36	Founder and Managing Partner, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (11 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	36	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Jeanine M. Bajczyk, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Assistant Secretary	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godrey & Kahn S.C. (2012-2016)	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Doug Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter until resigning from the Distributor’s Board on September 21, 2017.

22	Tortoise Credit Strategies

2017 Annual Report | September 30, 2017

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal period ended September 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended September 30, 2017 was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0%.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Credit Strategies	23

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Credit Strategies, L.L.C.
555 W. 5th Street, Suite 3700
Los Angeles, CA 90013

Investment Policy & Strategy Committee
N. Graham Allen, FCMA®, CGMA®
Brad Beman, CFA
Edward T. Bradford
Jeffrey Brothers, CFA
Gregory Haendel, CFA
Zelda Marzec

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

1-855-822-3863

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-822-3863.

555 W. 5th Street, Suite 3700

Los Angeles, CA 90013

www.tortoisecredit.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal period from December 28, 2016 to September 30, 2017, the Fund’s principal accountant was Ernst & Young LLP. The following table details the aggregate fees billed or expected to be billed for the last fiscal period for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2017
Audit Fees	$23,000
Audit-Related Fees	$0
Tax Fees	$13,950
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 9/30/2017
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal period. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2017
Registrant	$0
Registrant’s Investment Adviser	$470,680

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	December 8, 2017

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	December 8, 2017

* Print the name and title of each signing officer under his or her signature.